Exhibit 99.1

FOR IMMEDIATE RELEASE

FOR INFORMATION CONTACT:
Chad C. Braun (cbraun@amreit.comUT)
AmREIT, (713) 850-1400

AmREIT REPORTS SECOND QUARTER OPERATING RESULTS

HOUSTON, TX August 8, 2012 – AmREIT, Inc. (“AmREIT”) (NYSE:AMRE), a Houston-based real estate company that has elected to be taxed as a real estate investment trust, today announced a $0.20 dividend per share and its financial results for the second quarter ended June 30, 2012, the first quarter following our public stock offering.

Quarterly Dividends

AmREIT announced today that its Board of Directors approved a $0.20 per share dividend on its Common Stock. The regular common stock dividend will be payable on September 28, 2012 to stockholders of record as of September 18, 2012.

Financial Results

In the second quarter of 2012, AmREIT generated funds from operations (“FFO”) of $3.7 million, or $0.32 per share, as compared to FFO of $3.0 million, or $0.26 per share, in the second quarter of 2011. For the six months ended June 30, 2012, AmREIT generated FFO of $7.3 million, or $0.63 per share, compared to $6.1 million, or $0.53 per share, for the comparable six-month period in 2011.

Net income was $1.4 million and earnings per share was $0.12 per share for the second quarter of 2012, as compared to net income of $566,000 and earnings per share of $0.05 for the second quarter of 2011. For the six months ended June 30, 2012, AmREIT reported net income of $2.7 million and earnings per share of $0.23. This compares to net income of $1.9 million and earnings per share of $0.16 for the six months ended June 30, 2011.

FFO is a non-GAAP supplemental earnings measure which AmREIT considers meaningful in measuring its operating performance. Further explanation and a reconciliation of FFO to net income is attached to this press release.

Portfolio Results

During the second quarter of 2012, same-store net operating income (NOI) increased 4.9% over the second quarter of 2011. For the six months ended June 30, 2012, same-store NOI increased 3.9% over the same period in 2011.

AmREIT’s portfolio was 95.8% leased as of June 30, 2012, compared to 95.9% leased on March 31, 2012 and 92.9% as of June 30, 2011.

During the second quarter of 2012 AmREIT signed 34,076 square feet of lease renewals for an average cash leasing spread of 12.4% (cash leasing spread is calculated as the rent in the last year of the expiring lease compared to the first year of the renewed lease, without regard to straight line rent) and a GAAP leasing spread of 21.3% (GAAP leasing spread compares the straight line rent for the life of the expiring lease with the straight line rent for the life of the renewed lease). AmREIT also signed 11,213 square feet of new leases, of which 3,167 square feet was comparable, for a cash leasing spread of 25.0% and a GAAP leasing spread of 42.4%. As of June 30, 2012, AmREIT’s annualized base rent per leased square foot was an average of $22.35.

NOI income is a non-GAAP supplemental measure which AmREIT considers meaningful in measuring its operating performance. Further explanation and a reconciliation of NOI to net income is attached to this press release.

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AmREIT Reports Second Quarter Results

August 8, 2012

“We are gratified to conclude our Vision 2012 strategic plan with the public offering and listing of our Class B Common Stock on the New York Stock Exchange and appreciate the support of our investors.  Our second quarter same-store NOI growth was 4.9%, which was supported by strong occupancy of 95.8% and cash leasing spreads of 12.4% on renewals and 25% on comparable new leases.  We continue to benefit from robust economies in our key Texas markets and are pleased with our operating performance. These results continue to validate our strategy of owning and constantly creating value on Irreplaceable CornersTM  in premier submarkets,” said H. Kerr Taylor, President and Chief Executive Officer of AmREIT

Corporate Update

On July 23, 2012, AmREIT amended its charter to (i) rename all of its then outstanding shares of common stock to “Class A Common Stock” and (ii) effect a 1-for-2 reverse stock split of its Class A Common Stock. In addition, AmREIT filed articles supplementary to its charter that created a new class of common stock, entitled “Class B Common Stock.”

On July 26, 2012, AmREIT completed a public offering of 3.65 million shares of its Class B Common Stock at a public offering price of $14.00 per share. Jefferies and Baird were joint book-running managers for the offering.

On August 3, 2012, AmREIT closed on a $75 million unsecured revolving credit facility. The sole lead arranger was PNC Capital Markets LLC, with PNC Bank, National Association, as Administrative Agent, Capital One, National Association as Syndication Agent, and Amegy Bank and US Bank, National Association as Co-Documentation Agents. The revolving credit facility has an accordion feature, which may increase the availability thereunder to $150 million subject to the value of the unencumbered asset pool and compliance with various financial covenants, bears interest at a rate of LIBOR plus a spread of 2.05% to 2.75% and contains customary financial and reporting covenant requirements.

Conference Call Information

Due to the timing of AmREIT’s public offering of its Class B Common Stock, AmREIT will not hold a quarterly earnings conference call for the second quarter operating performance. It plans to hold quarterly earnings conference calls beginning with the third quarter of 2012.

About AmREIT

AmREIT, Inc., headquartered in Houston, is a full service, vertically integrated and self-administered real estate investment trust that owns, operates, acquires and selectively develops and redevelops primarily neighborhood and community shopping centers located in high-traffic, densely populated, affluent areas with significant barriers to entry. As of June 30, 2012, AmREIT’s portfolio consisted of 29 retail properties that were 95.8% leased and are typically anchored by strong national and local retailers including supermarket chains, drug stores and other necessity-based retailers with the remaining tenant base comprised predominantly of specialty retailers and national and local restaurants. AmREIT’s core markets include affluent, high-growth submarkets in the top-growth cities of Houston, Dallas, San Antonio, Austin, and Atlanta. In addition, AmREIT manages and has varying minority ownership interests in eight advised funds, which owned, as of June 30, 2012, 18 properties.

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AmREIT Reports Second Quarter Results

August 8, 2012

Safe Harbor Language

This press release contains forward-looking statements within the meaning of the federal securities laws, including statements related to the offering and the expected use of the net proceeds therefrom, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases, which are predictions of or indicate future events or trends and which do not relate solely to historical matters. While forward-looking statements reflect AmREIT’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, AmREIT disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact AmREIT’s future results, performance or transactions, see the section entitled “Risk Factors” in AmREIT’s final prospectus dated July 26, 2012, filed with the Securities and Exchange Commission on July 27, 2012 and other risks described in documents subsequently filed by AmREIT from time to time with the Securities and Exchange Commission.

Supplemental Financial Information

Further details regarding AmREIT’s results of operations, properties, and tenants can be accessed at the Company’s web site at www.amreit.com.

For more information, call Chad Braun, Chief Operating Officer and Chief Financial Officer of AmREIT, at (713) 850-1400. AmREIT is online at Tuwww.amreit.comUT.

(Tables to Follow)

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AmREIT Reports Second Quarter Results

August 8, 2012

Operating Results – (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Rental income from operating leases	$8,976	$7,846	$17,905	$15,296
Advisory services income - related party	885	1,112	2,016	2,113
Lease termination fee income	—	109	—	109
Total revenues	9,861	9,067	19,921	17,518

Expenses:
General and administrative	1,558	1,426	3,042	2,710
Property expense	2,199	1,950	4,412	3,677
Legal and professional	229	267	450	522
Real estate commissions	53	157	139	186
Acquisition costs	—	75	—	115
Depreciation and amortization	2,120	2,308	4,347	3,948
Impairment recovery - notes receivable	(229)	—	(229)	—
Total expenses	5,930	6,183	12,161	11,158

Operating income	3,931	2,884	7,760	6,360

Other income (expense):
Interest and other income	135	129	237	257
Interest and other income – related party	85	31	157	61
Loss from advised funds	(66)	(146)	(102)	(250)
Income tax expense	(44)	(3)	(120)	(54)
Interest expense	(2,595)	(2,415)	(5,229)	(4,618)

Income from continuing operations	1,446	480	2,703	1,756

Income from discontinued operations, net of tax	—	86	—	146

Net income	$1,446	$566	$2,703	$1,902

Weighted average shares of common stock used to compute net income per share, basic and diluted	11,420	11,386	11,406	11,375

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AmREIT Reports Second Quarter Results

August 8, 2012

Reconciliation of Net Income to Funds from Operations
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Reconciliation of Net Income before discontinued operations to Funds From Operations (“FFO”):
Net income	$1,446	$566	$2,703	$1,902
Depreciation of real estate assets – from operations	2,106	2,289	4,319	3,904
Depreciation of real estate assets – from discontinued operations	—	7	—	14
Depreciation of real estate assets for non-consolidated affiliates	156	154	313	306
Total FFO	$3,708	$3,016	$7,335	$6,126

Basic and Diluted Share Data:
Income before discontinued operations	$0.12	$0.04	$0.23	$0.15
Income from discontinued operations	$0.00	$0.01	$0.00	$0.01
Net income	$0.12	$0.05	$0.23	$0.16

FFO	$0.32	$0.26	$0.63	$0.53

Distributions per share	$0.20	$0.20	$0.40	$0.40

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AmREIT Reports Second Quarter Results

August 8, 2012

Reconciliation of Net Operating Income to Net Income
(in thousands, except number of properties)

	Three months ended June 30,			Six months ended June 30,
	2012	2011	Change %	2012	2011	Change %
Same Store Properties	27	27		26	26

Rental income	$6,193	$5,987	3.4%	$11,574	$11,177	3.6%
Recovery income	2,027	2,000	1.4%	3,803	3,456	10.0%
Percentage rent	—	—	—	32	10	*
Less:
Property expenses	2,027	2,084	2.7%	3,989	3,648	(9.3%)
Same store net operating income	6,193	5,903	4.9%	11,420	10,995	3.9%

Non-same store properties	2	2		3	3

Rental income	509	101	*	1,801	643	180.1%
Recovery income	159	27	*	518	207	150.2%
Less:
Property expenses	195	27	*	520	196	(165.3%)
Non-same store net operating income	473	101	*	1,799	654	175.1%

Total net operating income	6,666	6,004	11.0%	13,219	11,649	13.5%

Other revenue	1,193	1,112	7.3%	2,587	2,343	10.4%
Less other expense	6,413	6,636	3.4%	13,103	12,236	(7.1%)

Income (loss) from continuing operations	1,446	480	201.3%	2,703	1,756	53.9%
Income from discontinued operations	—	86	(100.0%)	—	146	(100.0%)
Net income	$1,446	$566	155.5%	$2,703	$1,902	42.1%

*Percentage change not shown as the percentage change is not meaningful.

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AmREIT Reports Second Quarter Results

August 8, 2012

Balance Sheet
(in thousands)

	(Unaudited) June 30, 2012	December 31, 2011
Real estate investments at cost
Land	$138,404	$138,404
Building	172,581	172,146
Tenant improvements	16,078	14,483
	327,063	325,033
Less accumulated depreciation	(36,702)	(33,865)
	290,361	291,168

Acquired lease intangibles, net	9,025	10,139
Investments in Advised Funds	8,162	8,322
Net real estate investments	307,548	309,629

Cash and cash equivalents	1,104	1,050
Tenant and accounts receivable, net	3,988	4,340
Accounts receivable - related party, net	1,223	645
Notes receivable, net	2,614	3,412
Notes receivable, related party, net	8,276	6,513
Deferred costs, net	3,017	2,887
Other assets	3,187	2,134
TOTAL ASSETS	$330,957	$330,610

Liabilities:
Notes Payable	$204,953	$201,658
Accounts payable and other liabilities	6,926	8,007
Acquired below-market lease intangibles, net	1,871	2,021
TOTAL LIABILITIES	213,750	211,686

Stockholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, none issued	—	—
Class A common stock, $0.01 par value, 1,000,000,000 shares authorized, 11,653,140 and 11,598,959 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	117	116
Capital in excess of par value	192,246	192,005
Accumulated distributions in excess of earnings	(75,156)	(73,197)
TOTAL STOCKHOLDERS’ EQUITY	117,207	118,924
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$330,957	$330,610

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AmREIT Reports Second Quarter Results

August 8, 2012

Non-GAAP Financial Disclosure

This press release contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT’s performance. AmREIT’s definitions and calculations of non-GAAP financial measures may differ from those used by other equity REITs, and therefore may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating results, or to net cash provided by operating activities as a measure of our liquidity.

Funds From Operations (FFO)

AmREIT considers FFO to be an appropriate measure of the operating performance of an equity REIT. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from sales of property, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, NAREIT recommends that extraordinary items not be considered in arriving at FFO. In October 2011, NAREIT clarified its definition of FFO to exclude impairment charges on real estate held for investment when the SEC stated it would no longer prohibit their exclusion. AmREIT calculates FFO in accordance with this definition and has recast its FFO for all periods prior to December 31, 2011 to exclude impairment charges in accordance with NAREIT’s definition. Management considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. FFO is not defined by GAAP and should not be considered as an alternative to net income as an indication of AmREIT’s operating performance or to net cash provided by operating activities as a measure of the company’s liquidity. FFO as disclosed by other REITs may not be comparable to AmREIT’s calculation.

Net Operating Income (NOI)

AmREIT believes that NOI is a useful measure of operating performance. AmREIT defines NOI as operating revenues (rental income, tenant recovery income, percentage rent, excluding straight-line rental income and amortization of acquired above- and below-market rents) less property operating expenses (real estate tax expense and property operating expense, excluding straight-line rent bad debt expense). Other REITs may use different methodologies for calculating NOI, and accordingly, AmREIT’s NOI may not be comparable to other REITs. AmREIT uses NOI to evaluate its performance on a property-by-property basis because NOI allows the company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on operating results. However, NOI should only be used as a supplemental measure of AmREIT’s financial performance.

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